EXHIBIT 99.1

In February 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per Share" (FAS 128). FAS 128 replaced the calculation of primary and fully diluted net income (loss) per share with basic and diluted net income
(loss) per share.  Unlike primary net income (loss) per share,  basic net income
(loss) per share excludes any dilutive effects of options, warrants and convertible securities. Diluted net income (loss) per share is very similar to the previously reported fully diluted net income (loss) per share. The effect of replacing primary net income (loss) per share by basic net income (loss) per share was $0.00 in 1997 due to the net loss for the year, $0.01 in 1996, and $0.00 in 1995 due to the net loss for the year.

Restatement of selected financial data is for the fiscal quarters in each of the years ended November 1, 1997 and November 2, 1996 and the three fiscal years ended November 1, 1997, the month ended October 29, 1994, and the two fiscal years ended October 1, 1994, and related disclosures as prescribed by FAS 128 "Earnings per Share" for the three fiscal years ended November 1, 1997.

QUARTERLY INFORMATION

The  following  information  restates net income  (loss) per share amounts under item 8 of the 1997 Form 10-K.

                                                                Quarter Ended
                                          ---------------------------------------------------------
                                          November 1,     August 2,         May 3,      February 1,
                                             1997           1997             1997           1997
                                          ---------------------------------------------------------
Net income (loss) per share as
previously reported                       $   0.11       $    0.45       $    (0.90)      $   0.10

Net income (loss) per share restated:
       Basic                              $   0.12       $    0.45       $    (0.90)      $   0.10
       Diluted                            $   0.11       $    0.45       $    (0.90)      $   0.10

                                                                Quarter Ended
                                          ---------------------------------------------------------
                                          November 2,      July 27,       April 27,     January 27,
                                             1996           1996             1996          1996
                                          ---------------------------------------------------------
Net income (loss) per share as
previously reported                       $   0.16       $    0.10       $    (0.19)      $   0.07

Net income (loss) per share restated:
       Basic                              $   0.16       $    0.10       $    (0.19)      $   0.08
       Diluted                            $   0.16       $    0.10       $    (0.19)      $   0.07


FISCAL YEAR INFORMATION

The  following  information  restates net income  (loss) per share amounts under
Item 6 of the 1997 Form 10-K.


                                                   Year                         Month                 Year
                                                   Ended                        Ended                 Ended
                                 ---------------------------------------     -----------    -------------------------
                                    Nov. 1,        Nov. 2,      Oct. 28,       Oct. 29,       Oct. 1,        Oct. 2,
                                     1997            1996         1995           1994          1994           1993
                                 ------------------------------------------------------------------------------------
Net income (loss) per share as
previously reported               $(0.24)          $0.14       $(0.63)         $(0.30)         $1.18          $1.00

Net income (loss) per share
restated:
       Basic                      $(0.24)          $0.15       $(0.63)         $(0.30)         $1.26          $1.11
       Diluted                    $(0.24)          $0.14       $(0.63)         $(0.30)         $1.18          $1.00


FAS 128 DISCLOSURE

The calculation of Basic and Diluted earnings per share for the three years ended November 1, 1997, are as follows:


                                                                                                Year Ended
                                                                       -----------------------------------------------------------
                                                                           November 1,           November 2,         October 28,
(In thousands, except per share data)                                         1997                  1996                1995
                                                                       -----------------      ---------------    -----------------
Net income (loss)                                                           $(1,678)              $ 1,000              $(4,134)
                                                                            =======               =======              =======

Weighted average common shares - basic                                        6,943                 6,824                6,560

Dilutive stock options                                                         --                     157                 --
                                                                            -------               -------              -------
Adjusted weighted average common shares -
diluted                                                                       6,943                 6,981                6,560
                                                                            =======               =======              =======

Earnings (loss) per share:
         Basic                                                              $ (0.24)              $  0.15              $ (0.63)
         Diluted                                                            $ (0.24)              $  0.14              $ (0.63)
